UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 16, 2021
Date of Report (date of earliest event reported)

Phillips 66
(Exact name of registrant as specified in its charter)

Delaware	001-35349	45-3779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Boulevard
Houston, Texas 77042
(Address of Principal Executive Offices and Zip Code)

(281) 293-6600
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	PSX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 16, 2021, Chukwuemeka A. Oyolu gave notice of his decision to resign from his position as Vice President and Controller (principal accounting officer) of Phillips 66 (the “Company”).

J. Scott Pruitt will become the Company’s Vice President and Controller (principal accounting officer), succeeding Mr. Oyolu, effective August 4, 2021. Mr. Pruitt, 56, has served as the Company’s General Auditor since 2020. Before that, he served as Assistant Controller, External Reporting and Policy, from 2012 to 2020. Before joining the Company in 2012, Mr. Pruitt served in several finance leadership roles at ConocoPhillips.

In connection with Mr. Pruitt’s new role, he will receive a one-time restricted stock unit (“RSU”) award valued at $750,000 that cliff vests two years after the date of grant. His target opportunity in the Company’s variable incentive compensation program will increase to 50% of his base salary and his 2022 long-term incentive grants will be 160% of his base salary, 50% of which will be performance shares, 25% of which will be stock options, and 25% of which will be RSUs. Additionally, Mr. Pruitt’s outstanding grants under the Company’s performance share program will be increased, on a pro-rata basis, to 80% of his base salary. There were no other material changes to Mr. Pruitt’s compensation arrangements with the Company.

The selection of Mr. Pruitt to serve as the principal accounting officer was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Pruitt and any director or executive officer of the Company. Mr. Pruitt has not been a party to any transaction with the Company requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66

Dated: July 21, 2021	By:	/s/ Paula A. Johnson
Paula A. Johnson Executive Vice President